SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Internet America, Inc.
(Name of Registrant as Specified in its Charter)

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Internet America, Inc.
10930 W. Sam Houston Pkwy., N., Suite 200
Houston, Texas 77064
(214) 861-2500

November 6, 2007

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Internet America, Inc., a Texas corporation, to be held at 4:00 p.m., local time, on Wednesday December 19, 2007, at the Hotel ZaZa located at 5701 Main Street, Houston, Texas, 77005. All shareholders of record as of November 2, 2007, are entitled to vote at the meeting. I urge you to be present in person or represented by proxy at the meeting.

The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the meeting, which includes the election of directors, the ratification of the selection of auditors and ratification of the 2007 Stock Option Plan. We have also enclosed a copy of our Annual Report for the fiscal year ended June 30, 2007.

Internet America’s Board of Directors believes that a favorable vote on each of the matters to be considered at the meeting is in the best interests of Internet America and its shareholders and unanimously recommends a vote “FOR” each such matter. Accordingly, we urge you to review the attached material carefully and to return the enclosed proxy promptly.

Officers of Internet America will be present to help host the meeting and to respond to any questions that our shareholders may have. I hope that you will be able to attend. Even if you expect to attend the meeting, please complete, sign, date and return your proxy in the enclosed envelope without delay. If you attend the meeting, you may vote in person even if you have previously mailed your proxy.

On behalf of your Board of Directors, thank you for your support.

Sincerely,

/s/ William E. Ladin, Jr.
WILLIAM E. (BILLY) LADIN, JR.
Chairman of the Board and Chief Executive Officer

Internet America, Inc.
10930 W. Sam Houston Pkwy., N., Suite 200
Houston, Texas 77064
(713) 968-2500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 19, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Internet America, Inc. (“Internet America”) will be held at 4:00 p.m., local time, on December 19, 2007, at the Hotel ZaZa located at 5701 Main Street, Houston, Texas 77005, for the purpose of considering and acting upon:

(1)	the election of one Class II member of the Board of Directors;

(2)	the ratification of the selection of Pannell Kerr Forster of Texas, P.C. to audit its fiscal year 2007 financial statements;

(3)	the ratification of the 2007 Stock Option Plan; and

(4)	such other matters as may properly come before the Meeting or any adjournments thereof.

The close of business on November 2, 2007, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least ten business days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open for examination by any shareholder during ordinary business hours at the offices of Internet America at 10930 W. Sam Houston Pkwy., N., Suite 200, Houston, Texas 77064. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

By Order Of The Board Of Directors

/s/ JENNIFER S. LEBLANC
JENNIFER S. LEBLANC
Secretary

Houston, Texas
November 6, 2007

Internet America, Inc.
10930 W. Sam Houston Pkwy., N., Suite 200
Houston, Texas 77064
(713) 968-2500

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 19, 2007

This Proxy Statement is being first mailed on or about November 6, 2007, to shareholders of Internet America, Inc., a Texas corporation (the “Company”), by the Board of Directors to solicit proxies (the “Proxies”) for use at the Annual Meeting of Shareholders to be held at 4:00 p.m., local time, on December 19, 2007 at the Hotel ZaZa located at 5701 Main Street, Houston, Texas 77005, or at such other time and place to which the Meeting may be adjourned.

The purpose of the Meeting is to consider and act upon: (1) the election of one Class II director; (2) the ratification of the selection of Pannell Kerr Forster of Texas, P.C. to audit its fiscal year 2007 financial statements; (3) the ratification of the 2007 Stock Option Plan; and (4) such other matters as may properly come before the Meeting or any adjournments thereof.

All shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted: (1) FOR the election of the person named herein under “Election of Director” as nominee for election as a Class II director; (2) FOR the ratification of the selection of Pannell Kerr Forster of Texas, P.C.; (3) FOR the ratification of the 2007 Stock Option Plan; and (4) at the discretion of the Proxy holder with regard to any other matter that may properly come before the Meeting or any adjournments thereof.

Where a shareholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly. The Proxy may be revoked by providing written notice of such revocation to our stock transfer agent, American Stock Transfer and Trust Company, 59 Maiden Lane, Plaza Level, New York, New York, 10038, which notice must be received prior to the Meeting. If notice of revocation is not received by such date, a shareholder may nevertheless revoke a Proxy by attending the Meeting and voting in person; however, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a Proxy issued in your name.

RECORD DATE AND VOTING SECURITIES

The record date for determining the shareholders entitled to vote at the Meeting is the close of business on November 2, 2007 (the “Record Date”), at which time we had issued and outstanding 12,857,031 shares of common stock, par value $.01 per share (the “Common Stock”) and 2,889,076 shares of Series A Preferred Stock, par value $.01 per share (the “Series A Preferred Stock”), for an aggregate of 15,746,107 voting securities.

Common Stock and Series A Preferred Stock are our only classes of outstanding voting securities. Each share of Common Stock and each share of Series A Preferred Stock is entitled to one vote on each matter to be voted at the Meeting.

QUORUM AND VOTING

The presence in person or by proxy, of the holders of a majority of the issued and outstanding voting securities is necessary to constitute a quorum to transact business at the Meeting. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum. A holder of voting securities on the Record Date shall be entitled to cast one vote for each share of Common Stock or Series A Preferred Stock registered in such holder’s name.

In order to be elected a director, a nominee must receive the affirmative vote of a plurality of the shares of voting securities voted in person or by proxy at the Meeting. Votes may be cast in favor of or withheld with respect to a director nominee. Votes that are withheld will be counted toward a quorum but will not be counted for purposes of the election of directors.  The affirmative vote of a majority of the voting securities represented at the Meeting is required to approve the ratification of the selection of auditors and the 2007 Stock Option Plan.  In determining whether these proposals have received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as votes against the proposal.

There are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon pursuant to this Proxy Statement, nor may shareholders cumulate votes in the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS

The following table sets forth information as of October 29, 2007, regarding the beneficial ownership of each class of voting securities of the Company held by (1) each person or group known by us to own beneficially 5% or more of a class of voting securities, (2) each director, nominee for director, our Chief Executive Officer and up to four other most highly compensated executive officers who earned more than $100,000 during the 2007 fiscal year (the “Named Executive Officers”) and (3) all executive officers and directors as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them, and the address for each is the corporate offices of the Company.

Name of Beneficial Owner/Positions	Title of Class	Amount and Nature of Beneficial Ownership		Percent Ownership
William E. (Billy) Ladin, Jr. Chairman of the Board, Chief Executive Officer and Director	Common Stock Series A Preferred Stock Total	952,258 341,297 1,293,555	(1)	7.2 11.8 8.0	% % %

Ambassador John N. Palmer Director	Common Stock Series A Preferred Stock Total	915,012 853,242 1,768,254	(2) (2)	6.9 29.5 11.0	% % %

Justin McClure Director	Common Stock Series A Preferred Stock Total	417,023 853,242 1,270,265	(3) (3)	3.2 29.5 7.9	% % %

Troy LeMaile-Stovall Director	Common Stock	63,323	(4)	*

Jennifer S. LeBlanc Chief Financial Officer and Secretary	Common Stock	25,000	(5)	*

Mark Ocker Executive Vice President	Common Stock	348,117	(6)	2.6%

J.N. Palmer Family Partnership (7)	Common Stock	776,667		5.9%

GulfSouth Capital, Inc.	Series A Preferred Stock	853,242	(2)(3)	29.5%

Arnold Schumsky	Series A Preferred Stock	170,648		5.9%

Stuart Sternberg	Series A Preferred Stock	511,945		17.7%

George Sturgis	Series A Preferred Stock	170,648		5.9%

Yvette Sturgis	Series A Preferred Stock	170,648		5.9%

2003 Sanders Children’s Trust	Series A Preferred Stock	170,648		5.9%

Summit Growth Management, LLC	Series A Preferred Stock	500,000		17.3%

All directors and executive officers as a group (six persons)	Common Stock Series A Preferred Stock. Total	2,488,733 1,194,539 3,683,272	(8)	18.9 41.3 22.9	% % %

*	Less than one percent.

(1)
Includes options to purchase 22,500 shares of Common Stock granted to Mr. Ladin which are exercisable at $13.19 per share, and options to purchase 50,000 shares of Common Stock granted to Mr. Ladin which are exercisable at $.50 per share

(2)
Includes options to purchase 13,072 shares of Common Stock granted to Ambassador Palmer which are exercisable at $1.02, and options to purchase 20,098 shares of Common Stock granted to Ambassador Palmer which are exercisable at $.50. Includes 776,667 shares held by J.N. Palmer Family Partnership, a limited partnership in which Ambassador Palmer owns a 40% limited partnership interest, and 76,667 shares of Common Stock and 853,242 shares of Series A Preferred Stock owned by GulfSouth Capital, Inc. (“GulfSouth”), a private investment firm in which Ambassador Palmer serves as Chairman. Ambassador Palmer disclaims beneficial ownership of 466,000 of the shares owned by the J.N. Palmer Family Partnership and all of the shares owned by GulfSouth.

(3)
Includes options to purchase 30,000 shares of Common Stock granted to Mr. McClure which are exercisable at $1.07, options to purchase 17,316 which are exercisable at $.77 and options to purchase 11,007 which are exercisable at $.50, 155,333 shares representing the proportionate interest in shares held by J.N. Palmer Family Partnership, in which Mr. McClure’s spouse has a 20% limited partner interest, 44,400 shares owned by Mr. McClure’s children and 76,667 shares of Common Stock and 853,242 shares of Series A Preferred Stock owned by GulfSouth, in which Mr. McClure serves as an officer. Mr. McClure disclaims beneficial ownership of the shares owned by his spouse, his children and GulfSouth.

(4)
Includes options to purchase 30,000 shares of Common Stock which are exercisable at $1.07, options to purchase 17,316 which are exercisable at $.77 and options to purchase 11,007which are exercisable at $.50 granted to Mr. LeMaile-Stovall.

(5)	Includes options to purchase 25,000 shares of Common Stock, which are exercisable at $.50 granted to Ms. LeBlanc.
(6)	Includes 298,117 shares of Common Stock which are held in escrow until July 29, 2009 in accordance with the Stock Purchase Agreement for the purchase of TeleShare Communications Services, Inc.

(7)
Information reported about the J. N. Palmer Family Partnership is derived from a Schedule 13D filed on or about April 17, 2004 and company records. Ambassador Palmer owns a 40% limited partner interest in the partnership and Mr. McClure’s spouse owns a 20% limited partner interest in the partnership.

(8)
Includes (i) options to purchase 247,316 shares of Common Stock that are currently exercisable (ii) 776,667 shares held by J.N. Palmer Family Partnership, of which Ambassador Palmer disclaims beneficial ownership of 466,000 shares and Mr. McClure disclaims beneficial ownership of 155,333 shares, (iii) 76,667 shares of Common Stock and 853,242 shares of Series A Preferred Stock owned by GulfSouth, of which Messrs. Palmer and McClure disclaim beneficial ownership and (iv) 44,400 shares owned by Mr. McClure’s children and of which Mr. McClure disclaims ownership.

Equity Compensation Plan Information

The following table sets forth information as of June 30, 2007 concerning shares of Common Stock that are authorized for issuance under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders(1)	161,056	$3.02	-

Equity compensation plans not approved by security holders(2)(3)	819,020	$0.52	1,196,556

Total	980,076	$0.93	1,196,556

(1)
Consists of the Internet America 1998 Nonqualified Stock Option Plan, the 1996 Incentive Stock Option Plan, the Employee and Consultant Stock Option Plan adopted in connection with the Company’s acquisition of PDQ.Net, Inc. in 1999 and the 2004 Non-Employee Director Plan.

(2)
Includes nonqualified stock option agreements to purchase 15,576 shares entered into with certain current and former employees and directors. These nonqualified stock option agreements provide for annual vesting in four equal parts and a ten-year expiration date.

(3)	Includes options to purchase up to 2,000,000 shares issuable under the 2007 Stock Option Plan submitted to the shareholders for their approval at this Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTOR

The Board of Directors is divided into three classes of directors serving staggered three-year terms. The directors in each class hold their positions until the annual meeting of shareholders at which the terms of such directors expire and their respective successors are elected and qualified. Our Bylaws provide that the Board of Directors shall consist of at least one director. The term of office of the directors in Class I will expire at the annual meeting for 2009, the term of office of the directors in Class II will expire at this meeting, and the term of office of the director in Class III will expire at the annual meeting for 2008. There is currently one vacancy on the Board of Directors which will continue until replacements are elected in accordance with our Bylaws. Proxies cannot be voted for more than the number of nominees.

In connection with our acquisition of PDQ.Net in November 1999, the Company agreed to use its reasonable best efforts to elect Mr. Ladin to the Board of Directors for so long as Mr. Ladin and Ambassador Palmer collectively own more than 5% of the Company’s outstanding Common Stock.

The Board of Directors has approved the submission to the shareholders of Justin McClure as nominee to serve a three-year term as director expiring at the annual meeting for 2010, or until his successor is elected and qualified. Mr. McClure has served as director since April 2004. It is intended that the shares represented by Proxies will be voted for the election of this nominee, who has indicated his willingness to serve as a member of the Board of Directors if elected. However, if at the time of the Meeting, the nominee should be unwilling or unable to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute, as the Board of Directors recommends. The Board of Directors has no reason to believe that the nominee will be unwilling or unable to serve as a director. The Board of Directors unanimously recommends that shareholders vote “FOR” the election of Mr. McClure.

Directors and Executive Officers

The following sets forth information about the nominee for election at the Meeting and each of the directors whose term of office will continue after the Meeting:

NAME	AGE	POSITION	CURRENT TERM EXPIRING

Ambassador John N. Palmer	73	Director	2009 (Class I)

William E. (Billy) Ladin, Jr.	66	Chairman of the Board	2009 (Class I)

Justin McClure (1) (2)	43	Director	2007 (Class II)

Troy LeMaile-Stovall (2)	43	Director	2008 (Class III)

(1)	Nominee for a three-year term ending in 2010.

(2)	Member of the Audit Committee.

William E. (Billy) Ladin, Jr. Mr. Ladin became CEO and Chairman of the Board of Directors in September 2003 after serving as Vice Chairman and as a director of the Company since January 2000. He joined the Company in connection with its acquisition of PDQ.Net, a Houston-based Internet service provider that Mr. Ladin formed in 1997. Mr. Ladin served as Chief Executive Officer of PDQ.Net until its acquisition by the Company.

Justin McClure. Mr. McClure became a director in April 2004. Mr. McClure currently serves as President of GulfSouth Capital, Inc., a Jackson, Mississippi based private investment firm which he joined in 1999. Additionally, Mr. McClure serves as Chairman and Chief Executive Officer of TelNet, Ltd., a telecommunications holding company based in Hamilton, Bermuda.  Prior to joining GulfSouth Capital, Inc., Mr. McClure practiced telecommunications law with the Washington, DC firm of Lukas, Nace, Gutierrez and Sachs with an emphasis on wireless telecommunications. Mr. McClure is the son-in-law of Ambassador Palmer.

Troy LeMaile-Stovall. Mr. Stovall became a director in April 2004. Mr. Stovall has served as Senior Vice President, Finance & Operations for Jackson State University (JSU) in Jackson, Mississippi since July 2004. In addition, Mr. Stovall serves as Treasurer of the JSU Development Foundation. Prior to joining JSU, Mr. Stovall founded LeMaile Stovall LLC, a management consulting/advisory/interim senior management firm in 2001. Prior to 2001 Mr. Stovall was Chief Executive Officer of GulfSouth Capital, Inc., a Jackson, Mississippi based private investment firm.

Ambassador John N. Palmer. Ambassador Palmer became a director in February 2005. Ambassador Palmer currently serves as Chairman of GulfSouth Capital, Inc., a Jackson, Mississippi based private investment firm which he founded in 1999. In October 2001, Ambassador Palmer was confirmed by the U.S. Senate as the Ambassador to Portugal. His term ended in September 2004. Prior to that, he served as Chairman of SkyTel from 1989 until 1999. Ambassador Palmer is Mr. McClure’s father-in law.

The following table sets forth information as to all executive officers of the Company.

Name	Age	Position
William E (Billy) Ladin, Jr.	66	Chairman of the Board and Chief Executive Officer
Jennifer S. LeBlanc	33	Chief Financial and Accounting Officer and Secretary
Mark Ocker	55	Executive Vice President

William E. (Billy) Ladin, Jr. Please see above for biographical information for Mr. Ladin.

Jennifer S. LeBlanc. Ms. LeBlanc joined the Company in January 2006 as Chief Financial and Accounting Officer and Secretary. Prior to joining the Company, Ms. LeBlanc, age 33, was engaged as an independent consultant since August 16, 2004, providing professional services related primarily to acquisition and disposition due diligence and systems restructuring for various companies. Prior to that, from September 15, 2001 to August 15, 2004, she served as manager and then senior manager providing audit and assurance services for PKF Texas, a certified public accounting firm. During 2000 and 2001, Ms. LeBlanc was an audit manager for PriceWaterhouseCoopers in San Jose, California, providing services to clients in their technology divisions.

Mark Ocker. Mr. Ocker, joined the Company in July 2007 as Executive Vice President, upon the completion of the acquisition of TeleShare Communication Services, Inc.(“TeleShare”). Mr. Ocker founded TeleShare in 1982 and served as its chief executive officer since that date.  Prior to founding TeleShare, Ocker worked in Sales and Marketing for RCA Global Communications and Cable & Wireless, Inc.  from 1976 to 1982.

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF PKF

The Audit Committee of our Board accepted the resignation of UHY, LLP (“UHY”), who had been the Company’s independent accounting firm for the fiscal year ending June 30, 2006, as the Company’s independent registered public accounting firm effective May 23, 2007. The Company engaged the firm of Pannell Kerr Forster of Texas, P.C. (“PKF”) as our new independent principal auditors on June 21, 2007. The Audit Committee approved the engagement of PKF as the Company’s independent accounting firm for the fiscal year ending June 30, 2007. The Board recommends a vote FOR ratification of that selection.

Representatives of PKF are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are expected to be available to respond to appropriate questions.

PROPOSAL NO. 3
RATIFICATION OF THE 2007 STOCK OPTION PLAN

General

The Company’s 2007 Stock Option Plan (the “2007 Plan”) was adopted by the board of directors on March 16, 2007. The total number of shares of Common Stock currently reserved for issuance under the 2007 Plan is 2,000,000. The statements herein concerning the terms and provisions of the 2007 Plan are summaries only and are qualified in their entirety by reference to the full text of the 2007 Plan, a copy of which is available upon request to: Internet America, Inc., Attention: Corporate Secretary, 10930 W. Sam Houston Pkwy., N., Suite 200, Houston, Texas, 77064.

At the close of business on the Record Date, the Company had outstanding and entitled to vote 12,857,031 shares of Common Stock and 2,889,076 shares of Series A Preferred Stock, for an aggregate of 15,746,107 voting securities.

Substantially all of the Company’s officers, employees and directors (approximately 90 people) are eligible to participate in the 2007 Plan. As of November 1, 2007, options to purchase an aggregate of 1,018,444 shares of Common Stock had been granted under the 2007 Plan. The Company does not have any specific plans with respect to future awards under the 2007 Plan at this time.

The Company intends to register promptly with the Securities and Exchange Commission (“SEC”) the Common Stock to be issued pursuant to the 2007 Plan if the Company’s stockholders approve the 2007 Plan. Following the ratification of the 2007 Plan, the Company will cease granting options under the Company’s predecessor stock incentive plans.

Terms of the 2007 Plan and Agreements

Administration. The 2007 Plan is administered by a plan administrator (the “Plan Administrator”) which may be either (i) the Board of Directors of the Company; (ii) any duly constituted committee of the Board of Directors; or (iii) any duly authorized officer or officers of the Company. The Plan Administrator has sole authority to make regulations and guidelines for and to interpret the 2007 Plan. The Plan Administrator also has sole power to make awards under the 2007 Plan, to designate participants in the 2007 Plan and to impose limitations upon awards under the 2007 Plan.

Eligibility. All directors, executive officers, key employees and consultants of the Company and certain of its subsidiaries who have the capability of making a substantial contribution to the success of the Company are eligible to participate in the 2007 Plan.

Shares Subject to 2007 Plan. Currently, not more than 2,000,000 shares of Common Stock may be distributed in accordance with the terms of the 2007 Plan. In addition, the number of shares is subject to adjustment in the event of certain dilutive changes in the number of outstanding shares. Upon the exercise of options, the Company will issue authorized but unissued shares under the 2007 Plan. Any shares subject to an award which are not used because the terms and conditions of the award are not met may again be used for an award under the 2007 Plan.

Transferability. Rights under any award generally may not be transferred except by will or the laws of descent and distribution provided that the Plan Administrator may, in its discretion, authorize all or a portion of the stock options (other than incentive stock options) to be granted on terms which permit transfer by the optionee to a trust or trusts for the exclusive benefit of the optionee’s children, stepchildren, grandchildren, parents, stepparents, grandparents, or spouse, including adoptive relationships, provided that:

●	such trust or trusts must be controlled by the optionee,

●	there may be no consideration for any such transfer,

●	the option agreement pursuant to which stock options are granted must be approved by the Plan Administrator and must expressly provide for transferability, and

●	subsequent transfers will be prohibited except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

Amendment of the 2007 Plan. The 2007 Plan may be amended by the Board of Directors without the consent of the stockholders except that any amendment, though effective when made, will be subject to stockholder approval if required by any federal or state law or regulation or by the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. In addition, no modification of an award can impair the rights of a holder of an outstanding award under the 2007 Plan without such holder’s consent.

Change in Control. In the event of certain changes in control of the Company, the Plan Administrator may at its discretion do any or all of the following:

●	accelerate any time periods relating to exercise or realization of the award;

●	cause the awards to be assumed by the successor corporation; or

●
cancel all outstanding options as of the effective date of the change in control, provided that each holder has the right to exercise such option in full for at least 30 days prior to the change in control.

Stock Options. A grant of a stock option entitles a participant to purchase from the Company a specified number of shares of Common Stock at a specified price per share. In the discretion of the Plan Administrator, stock options may be granted as non-qualified stock options or incentive stock options, but incentive stock options may only be granted to executive officers and other employees of the Company or a subsidiary. In addition, incentive stock options may not be granted to any owner of 10% or more of the total combined voting power of the Company and its subsidiaries. Incentive stock options shall be subject to any terms and conditions as the Plan Administrator deems necessary or desirable in order to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). No incentive stock options shall be awarded after the tenth anniversary of the effective date of the 2007 Plan.

The purchase price per share of Common Stock subject to an option is 100% of the fair market value of a share of Common Stock at the time such option is granted or, in the case of non-qualified stock options, as otherwise fixed by the Plan Administrator. Upon exercise, payment for shares of Common Stock acquired on exercise of a stock option may be made in cash, in shares of the Common Stock, or a combination thereof, as the Plan Administrator may determine.

Stock options are subject to such vesting schedule as determined by the Plan Administrator and are not exercisable prior to six months from the date of grant unless, in the case of non-qualified stock options, a shorter period is provided by the Plan Administrator or other section of the 2007 Plan. No incentive stock option may be exercised later than ten years after the date of grant. Generally, options are exercisable only while the participant is an employee of the Company. Options remain exercisable for limited periods of time however, following termination of employment because of death, retirement or permanent disability.

Federal Income Tax Consequences

The federal income tax consequences, in general, of the 2007 Plan are as follows:

With respect to non-qualified stock options granted under the 2007 Plan, a participant receiving a grant will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a non-qualified stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the holding period of the shares. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon the holding period of the shares.

With respect to incentive stock options granted under the 2007 Plan, a participant receiving a grant will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company or its subsidiary, or within one year after termination of employment, 180 days after disability or 90 days after retirement, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending on the holding period). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive options become exercisable for the first time during any calendar year exceeds $100,000, such options will be treated as non-qualified options.

If a participant pays the exercise price of a non-qualified or incentive stock option with previously owned shares of the Company’s Common Stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a non-qualified stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described in the preceding paragraph. The income treatment will apply to the shares disposed of but will not affect the favorable tax treatment of the shares received.

Recommendation

The Board recommends that stockholders vote FOR the proposal to approve the Internet America, Inc. 2007 Stock Option Plan.

CORPORATE GOVERNANCE

Code of Ethics

The Company has adopted a general code of ethics that applies to all employees, including the Company’s Chief Executive Officer and senior financial officers. The text of the code of ethics is posted on the Company’s website at http://www.internetamerica.com.

Meetings and Committees of the Board of Directors

Our business is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis to review significant developments affecting us and to act on matters requiring approval of the Board of Directors. It also holds special meetings when an important matter requires attention or action by the Board of Directors between scheduled meetings. During fiscal 2007, the Board of Directors met 8 times and acted by unanimous written consent 5 times. During fiscal 2007, each member of the Board of Directors participated in greater than 75% of the Board meetings and applicable committee meetings held during the period for which he was a director. The Board of Directors has a standing Audit Committee. The Board does not have a standing compensation, nominating or governance committee.

Shareholder Communications with the Company’s Board of Directors. Any shareholder wishing to send written communications to the Company’s Board of Directors may do so by sending them in care of Jennifer S. LeBlanc, Corporate Secretary, at the Company’s principal executive offices. All such communications will be forwarded to the intended recipient(s).

The Company’s Board of Directors is strongly encouraged to attend the Company’s annual meeting of shareholders. None of the current members of the Board of Directors attended the annual meeting held January 5, 2007.

Audit Committee. The Company has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee provides advice and direction to management and the independent registered public accounting firm based on information it receives from them, discussions with them, and the general business, financial and accounting experience of each committee member.

Among other matters, the Audit Committee reviews the professional services and independence of our independent registered public accounting firm, as well as the adequacy of our accounting procedures and internal controls. The Audit Committee is responsible for hiring the firm selected to be our independent registered public accounting firm, and for approving the fees paid to and monitoring the performance of such firm. The Audit Committee also reviews the results and scope of the annual audit; reviews with management the status of internal accounting controls; evaluates any problem areas having a potential financial impact on us that may be brought to its attention by management, the independent registered public accounting firm or the Board of Directors; and evaluates all of our public financial reporting documents. The Audit Committee pre-approves all auditing services and non-audit services performed by the independent registered public accounting firm in accordance with the requirements of the Exchange Act.

The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was attached to the proxy statement for the annual meeting in 2006. Beginning in April 2004, Messrs. McClure and Stovall were elected to the Audit Committee. Messrs. McClure and Stovall are independent, as defined by Rule 4200(a)(15) of the NASD’s listing standards. Due to the Board of Directors’ small size at this point in time, the Audit Committee does not have a financial expert as defined in Item 401(h)(2) of Regulation S-K under the Exchange Act. We are currently seeking qualified candidates to serve on the Board of Directors and the Audit Committee, and we intend to elect an audit committee financial expert in the future. During fiscal 2007, the Audit Committee met 4 times and did not act by unanimous written consent at any other time.

Compensation Committee. The Company does not maintain a standing Compensation Committee. Due to the Board of Directors’ small size at this point in time, the Board of Directors has not established a separate compensation committee. All members of the Board of Directors (with the exception of any member about whom a particular compensation decision is being made) participate in the compensation award process. During fiscal 2007, each person who was a member of the Board of Directors participated in deliberations concerning executive officer compensation.

Nominations to the Board of Directors. The Company does not maintain a standing Nominating Committee and does not have a Nominating Committee charter. Due to the Board of Directors’ small size at this point in time, the Board of Directors has not established a separate nominating committee and feels that all directors should have input into nomination decisions. As such, all members of the Board of Directors generally participate in the director nomination process. Under the rules promulgated by the SEC, the Board of Directors is, therefore, treated as a “nominating committee” for the purpose of the disclosures in this section of this Proxy Statement.

Messrs. McClure, Palmer and Stovall are independent, as defined by Rule 4200(a)(15) of the NASD’s listing standards. Mr. Ladin is not independent because he is currently employed by the Company as its Chief Executive Officer.

The Board of Directors will consider qualified nominees recommended by shareholders. Shareholders desiring to make such recommendations should submit such recommendations to the Corporate Secretary, c/o Internet America, Inc., 10930 W. Sam Houston Pkwy., N., Suite 200, Houston, Texas, 77064. The Board of Directors will evaluate candidates properly proposed by shareholders in the same manner as all other candidates.

With respect to the nominations process, the Board of Directors does not operate under a written charter, but under resolutions adopted by the Board of Directors. The Board of Directors is responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations for nominations to fill vacancies on the Board of Directors, and for selecting the nominees for selection by the Company’s shareholders at each annual meeting. The Board of Directors has not established specific minimum age, education, experience or skill requirements for potential directors. The Board of Directors takes into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals as director nominees. Those factors may include, without limitation, the following:

●
an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

●	the size and composition of the Board of Directors and the interaction of its members, in each case with respect to the needs of the Company and its shareholders; and

●
regarding any individual who has served as a director of the Company, his or her past preparation for, attendance at, and participation in meetings and other activities of the Board of Directors or its committees and his or her overall contributions to the Board of Directors and the Company.

The Board of Directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company’s current directors and management as well as input from third parties, including executive search firms retained by the Board of Directors. The Board of Directors will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The Board of Directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend that a candidate be nominated to the Board of Directors. We strongly encourage and, from time to time actively survey, our shareholders to recommend potential director candidates.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the Company’s most recent audited financial statements with management, has discussed with PKF, our independent registered public accounting firm, the matters required to be discussed by SAS 61, as modified or supplemented, has received the written disclosures and letter from PKF required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with PKF its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 for filing with the SEC.

The Audit Committee is comprised of Messrs. McClure and Stovall, each of whom is independent, as defined by Rule 4200(a)(15) of the NASD’s listing standards.

Submitted by the Audit Committee:
Justin McClure
Troy LeMaile-Stovall

EXECUTIVE COMPENSATION

Report on Executive Compensation

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might be incorporated by reference in future filings, including this Proxy Statement, in whole or in part, the following Report shall not be incorporated into any such filings.

Our executive compensation objective is to maximize shareholder value by attracting, rewarding and retaining highly qualified, productive and motivated individuals who will assist us in achieving our strategic plans and goals. The key components of our executive compensation are base salary, stock options and incentive bonuses.

The factors considered in setting base salaries include (but are not necessarily limited to) salaries paid to persons holding comparably-responsible positions at other similarly-situated companies; the applicable cost of living; the Company’s overall financial performance; the individual’s past performance and potential with the Company; and input from the Chief Executive Officer. The consideration of additional factors and the weight given to any particular factor are within the discretion of the Board of Directors.

The Board of Directors annually reviews and establishes base salaries, which the Board of Directors believes are at levels competitive with industry and regional pay practices and economic conditions. In determining appropriate salary levels, the Board of Directors considers the individual’s level and scope of responsibility and performance contributions, as well as internal and market comparisons. We award stock options under the Stock Option Plans of the Company. Options and cash bonuses are to reward executive officers for meeting certain performance criteria and achieving certain financial and operational goals. Payment of cash bonuses is also contingent upon the Company attaining certain levels of operating profitability.

Submitted by Board of Directors:
William E. Ladin, Jr.
Justin McClure
Troy LeMaile-Stovall
Ambassador John N. Palmer

Summary Compensation Table

The following table sets forth information regarding compensation paid to the Named Executive Officers for the fiscal periods indicated. No other executive officers were compensated over $100,000 in fiscal 2007.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)(1)	All other Compensation ($)	Total ($)

William E. (Billy) Ladin, Jr. Chairman of the Board and Chief Executive Officer	2007 2006 2005	$ $ $	200,000 200,000 200,000	- - -	$48,811 - -	- - -	$ $ $	248,811 200,000 200,000

Jennifer S. LeBlanc Chief Financial Officer and Secretary (2)	2007 2006	$ $	120,000 60,000		$24,406			$144,406

(1) Option award value is calculated using the Black Scholes pricing model with the following assumptions: option term until exercise ranging from 4 to 5 years, volatility ranging from 200% to 290%, risk free interest rate ranging from 1.9% to 4.5% and an expected dividend yield of zero.
(2) Ms. LeBlanc was employed by the Company beginning January 9, 2006. Compensation shown is for the partial year.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the value of stock options outstanding at June 30, 2007 held by each of the Named Executive Officers. No stock options were exercised by the Named Executive Officers in fiscal 2007.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date

William E. (Billy) Ladin, Jr.	22,500 50,000	0 150,000	$ $	13.00 0..50	01/03/2010 03/30/2017

Jennifer S. LeBlanc	25,000	75,000		$0.50	03/30/2017

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All other Compensation ($)	Total ($)
Ambassador John N. Palmer	$15,500	$19,620	-	$35,120
William E. (Billy) Ladin, Jr.	-	-	-	-
Justin McClure	$16,500	$10,745	-	$27,245
Troy LeMaile-Stovall	$16,750	$10,745	-	$27,495

(1) Option award value is calculated using the Black Scholes pricing model with the following assumptions: option term until exercise ranging from 4 to 5 years, volatility ranging from 200% to 290%, risk free interest rate ranging from 1.9% to 4.5% and an expected dividend yield of zero.

Employment Contracts

There are no employment contracts with the Named Executive Officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 15, 2007 the Company issued an unsecured Promissory Note to each of Mr. Ladin, a director and the chief executive officer of the Company, and Ambassador Palmer, a director of the Company, for $150,000 (the “Notes”). The Notes bore interest at 11.25% per annum payable monthly. The principal was due in full on the earlier to occur of July 1, 2008 or the sale of the Series A Preferred Stock by the Company, subject to acceleration in certain events. The Notes were paid in full on October 17, 2007 upon the receipt by the Company of the proceeds from the sale of the shares of Series A Preferred Stock.

On October 17, 2007, the Company sold 2,889,076 shares of Series A Preferred Stock for a per share purchase price of $0.586 and an aggregate purchase price of $1,693,000, in a privately-negotiated transaction. Mr. Ladin and Ambassador Palmer participated in the sale as purchasers and the consideration paid by them included, in addition to cash, the cancellation of the Notes. GulfSouth, a private investment firm owned by Ambassador Palmer and of which Justin McClure, a director of the Company, is the president, also participated in the sale as a purchaser. More details of this transaction are contained in the Current Report of the Company on Form 8-K filed with the SEC on October 23, 2007.

We have a policy providing that all transactions between us and related parties are subject to approval by a majority of all disinterested directors and must be on terms no less favorable than those that could otherwise be obtained from unrelated third parties. The transactions referred to above were approved by a majority of all disinterested directors.

PRINICPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee of our Board accepted the resignation of UHY, who had been the Company’s independent accounting firm for the fiscal year ending June 30, 2006, as the Company’s independent registered public accounting firm effective May 23, 2007, and engaged PKF as our new independent principal auditors on June 21, 2007.

Audit Fees

PKF has billed us aggregate fees of approximately $105,000, and UHY has billed us aggregate fees of approximately $22,105 for professional services rendered for the audit of our financial statements for the year ended June 30, 2007 and for the reviews of our financial statements included in our Forms 10-QSB for that year. Fees for such audit services by UHY billed in fiscal 2006 were $80,000. We incurred no other fees to UHY or PKF for audit or other services in fiscal years 2006 and 2007.

Audit Related Fees

There were no fees billed for audit-related services not disclosed in “Audit Fees” above.

Tax Fees

No tax fees were billed for services by the Company’s independent registered public accounting firm in fiscal years 2006 and 2007.

All Other Fees

No other fees were billed for services rendered by the Company’s independent registered public accounting firm for fiscal years 2006 and 2007.

Compatibility of Certain Fees with Independent Registered Public Accounting Firm’s Independence

The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any independent registered public accounting firm is approved. Such procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the auditor provides to the Company. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by PKF for the fiscal year ending June 30, 2007. Services which have not received pre-approval must receive specific approval of the Audit Committee. The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee’s responsibilities to management. All of the audit services which were performed by PKF in fiscal 2007 were pre-approved by the audit committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and representations from certain reporting persons regarding their compliance with the relevant filing requirements, the Company believes that all filing requirements applicable to its officers, directors and 10% shareholders were complied with during the fiscal year ended June 30, 2007.

SHAREHOLDER PROPOSALS

Shareholders may submit proposals on matters appropriate for shareholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. Any proposal which a shareholder intends to present at next year’s annual meeting of shareholders must be received by us at our principal executive office not later than July 16, 2008, in order to be included in the proxy materials for such meeting. Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 must be received by us at our principal executive office no later than October 3, 2008. Such proposals should be sent to Internet America, Inc., Attention: Corporate Secretary, 10930 W. Sam Houston Pkwy., N., Suite 200, Houston, Texas, 77064.

OTHER MATTERS

As of the date of this Proxy Statement, we know of no other business to be presented for action at the Meeting. As to any business which would properly come before the Meeting, the Proxies confer discretionary authority in the persons named therein and those persons will vote or act in accordance with their best judgment with respect thereto.

MISCELLANEOUS

This solicitation of Proxies is being made by Internet America, Inc. All costs of solicitation of Proxies will be borne by us. In addition to solicitation by mail, our officers and employees may solicit Proxies by telephone or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and we may reimburse them for their out-of-pocket expenses incurred in connection therewith.

Our Annual Report to Shareholders, including financial statements for the fiscal year ended June 30, 2007, accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.

By Order of the Board of Directors

/s/ JENNIFER S. LEBLANC
JENNIFER S. LEBLANC Secretary

November 6, 2007
Houston, Texas

Appendix

INTERNET AMERICA, INC.

2007 STOCK OPTION PLAN

ARTICLE I. GENERAL

Section 1.1 Purpose. The purposes of this Stock Option Plan (the “Plan”) are to: (1) associate the interests of the management of Internet America, Inc. and its subsidiaries and affiliates (collectively referred to as the “Company”) closely with the stockholders to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders; (2) provide management with a proprietary ownership interest in the Company commensurate with Company performance, as reflected in increased stockholder value; (3) maintain competitive compensation levels thereby attracting and retaining highly competent and talented directors, employees and consultants; and (4) provide an incentive to management for continuous employment with the Company. Certain capitalized terms are defined in Section 4.7.

Section 1.2 Administration.

(a) The administration of the Plan with respect to all or any number or type of awards shall be undertaken by one or more of the following as designated from time to time by the Board of Directors of the Company:

(i) the Board of Directors;

(ii) any duly constituted committee of the Board of Directors; or

(iii) any duly authorized officer or officers of the Company.

Such administrating party shall be referred to herein as the “Plan Administrator”. The Board of Directors may place any conditions it deems appropriate on the discretion of the Plan Administrator.

(b) Subject to any limitations imposed by the Board of Directors, the Plan Administrator shall have the authority, in its sole discretion and from time to time to:

(i) designate the officers and key employees and consultants of the Company and its Subsidiaries eligible to participate in the Plan;

(ii) grant Options provided in the Plan in such form and amount as the Plan Administrator shall determine;

(iii) impose such limitations, restrictions and conditions, not inconsistent with this Plan, upon any such Option as the Plan Administrator shall deem appropriate; and

(iv) interpret the Plan and any agreement, instrument or other document executed in connection with the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

(c) Decisions and determinations of the Plan Administrator on all matters relating to the Plan shall be in its sole discretion and shall be final, conclusive and binding upon all persons, including the Company, any participant, any stockholder of the Company, any employee and any consultant. No member of any committee acting as Plan Administrator shall be liable for any action taken or decision made relating to the Plan or any Option thereunder.

Section 1.3 Eligibility for Participation. Participants in the Plan shall be selected by the Plan Administrator from the directors, executive officers and other employees and consultants of the Company, executive officers and employees of any Subsidiary of the Company and executive officers and key employees of any consultant to, administrator for or manager of the Company who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of Options, the Plan Administrator shall consider any factors deemed relevant, including the individual’s functions, responsibilities, value of services to the Company and past and potential contributions to the Company’s profitability and growth. For the purposes of this Plan, the term “Subsidiary” means any corporation or other entity of which at least 50% of the voting securities are owned by the Company directly or through one or more other corporations, each of which is also a Subsidiary. With respect to non-corporate entities, Subsidiary shall mean an entity managed or controlled by the Company or any Subsidiary and with respect to which the Company or any Subsidiary is allocated more than half of the profits and losses thereof.

Section 1.4 Types of Options Under Plan. Options under the Plan may be in the form of any one or more of the following:

(i)	Stock Options, as described in Article II; and/or

(ii)	Incentive Stock Options, as described in Article III.

Options under the Plan shall be evidenced by an option agreement between the Company and the recipient of the Option, in form and substance satisfactory to the Plan Administrator, and not inconsistent with this Plan (“Option Agreement”). Option Agreements may provide such vesting schedules for Stock Options and Incentive Stock Options, and such other terms, conditions and provisions as are not inconsistent with the terms of this Plan. Subject to the express provisions of the Plan, and within the limitations of the Plan, the Plan Administrator may modify, extend or renew outstanding Option Agreements, or accept the surrender of outstanding Options and authorize the granting of new Options in substitution therefor. However, except as provided in this Plan, no modification of an Option shall materially impair the rights of the holder thereof without his consent.

Section 1.5 Aggregate Limitation on Options.

(a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of common stock, $.01 par value, of the Company (“Common Stock”). The maximum number of shares of Common Stock which may be issued pursuant to Options issued under the Plan shall be 2,000,000 which may be increased by the Board of Directors pursuant to Section 4.12.

(b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan at any time, all the shares issued (including the shares, if any, withheld for tax withholding requirements) under the Plan shall be counted when issued upon exercise of a Stock Option or Incentive Stock Option.

(c) Shares tendered by a participant as payment for shares issued upon exercise of a Stock Option or Incentive Stock Option shall be available for issuance under the Plan. Any shares of Common Stock subject to a Stock Option or Incentive Stock Option which for any reason is terminated unexercised or expires shall again be available for issuance under the Plan.

Section 1.6 Effective Date and Term of Plan.

(a) The Plan shall become effective on the date adopted by the Board of Directors, subject to approval by the holders of a majority of the shares of voting stock of the Company at a meeting of stockholders or by written consent.

(b) The Plan and all Options issued under the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.

ARTICLE II. STOCK OPTIONS

Section 2.1 Grant of Stock Options. The Plan Administrator may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any participant in the Plan one or more options to purchase for cash or shares the number of shares of Common Stock (“Stock Options”) allotted by the Plan Administrator. The date a Stock Option is granted shall mean the date selected by the Plan Administrator as of which the Plan Administrator allots a specific number of shares to a participant pursuant to the Plan.

Section 2.2 Stock Option Agreements. The grant of a Stock Option shall be evidenced by a written Option Agreement, executed by the Company and the holder of a Stock Option (the “Optionee”), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Plan Administrator may from time to time determine.

Section 2.3 Stock Option Price. The option price per share of Common Stock which must be paid by the Optionee upon the exercise of a Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Stock Option is granted to the Optionee, unless a higher or lower price is otherwise determined by the Plan Administrator.

Section 2.4 Term and Exercise. Stock Options granted under the Plan shall not be exercisable prior to six months from the date of their grant, unless a shorter period is provided by the Plan Administrator or by another section of this Plan, and may be subject to such conditions and restrictions on exercise as the Plan Administrator shall determine. A Stock Option shall be subject to such vesting schedule and term (“Option Term”) as the Plan Administrator may provide in an Option Agreement. No Stock Option shall be exercisable after the expiration of its Option Term. Unless otherwise provided in an Option Agreement, each Option shall have an Option Term of ten years, subject to earlier termination as provided herein.

Section 2.5 Manner of Payment. Each Option Agreement providing for Stock Options shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the option price for such shares with cash or, if authorized by the Plan Administrator, Common Stock. The Plan Administrator may permit an Optionee to elect to pay the option price upon exercise of a Stock Option through a cashless exercise procedure approved by the Plan Administrator by irrevocably authorizing a broker to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option price and any tax withholding resulting from such exercise.

Section 2.6 Issuance of Certificates. As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. The Optionee shall become a stockholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder.

Section 2.7 Death, Retirement and Termination of Employment of Optionee. Unless otherwise provided in an Option Agreement or otherwise agreed to by the Plan Administrator:

(a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee’s estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both (i) the remaining Option Term of the Stock Option and (ii) one year. The provisions of this section shall apply notwithstanding the fact that the Optionee’s employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

(b) Upon termination of the Optionee’s employment by reason of retirement or permanent disability (as each is determined by the Plan Administrator), the Optionee may exercise any Stock Options, provided such option exercise occurs within both (i) the remaining Option Term of the Stock Option and (ii) 180 days (in the case of permanent disability) or 90 days (in the case of retirement).

(c) Except as provided in Subsections (a) and (b) of this Section 2.7 or in an Option Agreement, all Stock Options shall terminate immediately upon the termination of the Optionee’s employment.

ARTICLE III. INCENTIVE STOCK OPTIONS

Section 3.1 Grant of Incentive Stock Options. The Plan Administrator may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any officer or key employee who is a participant in the Plan one or more “incentive stock options” (intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended) (“Incentive Stock Options”) to purchase for cash or shares the number of shares of Common Stock allotted by the Plan Administrator. No Incentive Stock Options shall be made under the Plan after the tenth anniversary of the effective date of the Plan. The date an Incentive Stock Option is granted shall mean the date selected by the Plan Administrator as of which the Plan Administrator allots a specific number of shares to a participant pursuant to the Plan. Notwithstanding the foregoing, Incentive Stock Options shall not be granted to any owner of 10% or more of the total combined voting power of the Company and its subsidiaries.

Section 3.2 Incentive Stock Option Agreements. The grant of an Incentive Stock Option shall be evidenced by a written Option Agreement, executed by the Company and the holder of an Incentive Stock Option (the “Optionee”), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Plan Administrator may from time to time determine.

Section 3.3 Incentive Stock Option Price. The option price per share of Common Stock which must be paid by the Optionee upon the exercise of an Incentive Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted to the Optionee.

Section 3.4 Term and Exercise. Incentive Stock Options granted under the Plan shall not be exercisable prior to six months from the date of their grant, unless a shorter period is provided by the Plan Administrator or by another section of this Plan, and may be subject to such conditions and restrictions on exercise as the Plan Administrator shall determine. Each Incentive Stock Option may be exercised during a period determined by the Plan Administrator, not to exceed ten years from the date of grant thereof (the “Option Term”) and may be subject to such vesting scheduling as the Plan Administrator may provide in an Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

Section 3.5 Maximum Amount of Incentive Stock Option Grant. The aggregate fair market value (determined on the date the Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options first become exercisable by an Optionee during any calendar year (under all plans of the Optionee’s employer corporations and their parent and subsidiary corporations) shall not exceed $100,000.

Section 3.6 Applicability of Stock Options Sections. Sections 2.5, Manner of Payment; and 2.6, Issuance of Certificates; and 2.7 Death, Retirement and Termination of Employment; applicable to Stock Options, shall apply equally to Incentive Stock Options. Said sections are incorporated by reference in this Article III as though fully set forth herein.

Section 3.7 Code Requirements. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Code Section 422, unless the participant has first requested the change that will result in such disqualification.

ARTICLE IV. MISCELLANEOUS

Section 4.1 General Restriction. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Plan Administrator shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an Option with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares of Common Stock thereunder, such Option may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Plan Administrator.

Section 4.2 Non-Assignability.

(a) No Option granted under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by Code Section 141(p)): provided, however, only with respect to Stock Options other than Incentive Stock Options, the Plan Administrator may, in its discretion, authorize all or a portion of the Stock Options (other than Incentive Stock Options) to be granted on terms which permit transfer by the Optionee to a trust or trusts for the exclusive benefit of the Optionee’s children, stepchildren, grandchildren, parents, stepparents, grandparents, or spouse, including adoptive relationships (collectively “Immediate Family”), provided that (A) such trust or trusts must be controlled by the Optionee, (B) there may be no consideration for any such transfer, (C) the Option Agreement pursuant to which Stock Options are granted must be approved by the Plan Administrator, and must expressly provide for transferability in a manner consistent with this Section 4.2, and (D) subsequent transfers of transferred Stock Options shall be prohibited except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Following any permitted transfer, any Stock Option will continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term Optionee shall be deemed to refer to the transferee. The termination of employment and other events described in Section 2.7 and in the Option Agreement shall continue to be applied with respect to the original Optionee, and the Stock Option shall be exercisable by the transferee only to the extent, and for the periods, specified Section 2.7 and in the Option Agreement. During the life of the recipient, such Option shall be exercisable only by such person or by such person’s guardian or legal representative.

(b) Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Stock Option (other than an Incentive Stock Option) hereunder, the original Optionee shall remain subject to withholding taxes upon exercise. In addition, the Company shall have no obligation to provide any notices to a transferee, including, for example, of the termination of an Option Agreement following the original Optionee’s termination of employment.

Section 4.3 Withholding Taxes. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue, transfer or vest only such net of the number of shares of the Company sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

Section 4.4 Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

Section 4.5 Non-Uniform Determinations. The Plan Administrator’s determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

Section 4.6 Rights as a Stockholder. The recipient of any Option under the Plan shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

Section 4.7 Definitions. In this Plan the following definitions shall apply:

(a) “fair market value” as of any date and in respect of any share of Common Stock means the average of the closing bid and offer price on such date or on the next business day, if such date is not a business day, of a share of Common Stock on the OTC Bulletin Board or other public securities market on which the Common Stock trades. If the Plan Administrator determines that the average of the closing bid and offer price on the OTC Bulletin Board or other public securities market on which the Common Stock trades does not properly reflect the fair market value of a share of Common Stock, the fair market value of shares of Common Stock shall be as determined by the Plan Administrator in such manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

(b) “Option” means a Stock Option or Incentive Stock Option.

(c) “option price” means the purchase price per share of Common Stock deliverable upon the exercise of a Stock Option or Incentive Stock Option.

Section 4.8 Leaves of Absence. The Plan Administrator shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Option. Without limiting the generality of the foregoing, the Plan Administrator shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on Options under the Plan theretofore made to any recipient who takes such leave of absence.

Section 4.9 Newly Eligible Employees. The Plan Administrator shall be entitled to make such rules, regulations, determinations and grants of Options as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof.

Section 4.10 Adjustments. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Plan Administrator may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Plan Administrator.

Section 4.11 Changes in the Company’s Capital Structure.

(a) The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) If, while there are outstanding Options, the Company shall effect a subdivision or consolidation of shares or other increase or reduction in the number of shares of the Common Stock outstanding without receiving compensation therefore in money, services or property, then, subject to the provisions, if any, in the Option Agreement (i) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then subject to Options hereunder shall be proportionately increased; and (ii) in the event of a decrease in the number of such shares outstanding the number of shares then subject to Option hereunder shall be proportionately decreased.

(c) After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock, securities or other consideration to which such holder would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of the Company equal to the number of shares as to which such Option had been exercisable.

(d) If the Company is about to be merged into or consolidated with another corporation or other entity, or if the Company is about to sell or otherwise dispose of substantially all of its assets to another corporation or other entity while unexercised Options remain outstanding, then the Plan Administrator may direct that any of the following shall occur:

(i) If the successor entity is willing to assume the obligation to deliver shares of stock or other consideration after the effective date of the merger, consolidation or sale of assets, as the case may be, each holder of an outstanding Option shall be entitled to receive, upon the exercise of such Option and payment of the option price, in lieu of shares of Common Stock, such shares of stock or other consideration as the holder of such Option would have been entitled to receive had such Option been exercised immediately prior to the consummation of such merger, consolidation or sale, and the terms of such Option shall apply as nearly as practicable to the shares of stock or other consideration purchasable upon exercise of the Option following such merger, consolidation or sale of assets;

(ii) The Plan Administrator may waive any limitations set forth in or imposed pursuant to this Plan or any Option Agreement with respect to such Option such that such Option shall become exercisable prior to the record or effective date of such merger, consolidation or sale of assets; and/or

(iii) The Plan Administrator may cancel all outstanding Options as of the effective date of any such merger, consolidation or sale of assets provided that prior notice of such cancellation shall be given to each holder of an Option at least 30 days prior to the effective date of such merger, consolidation or sale of assets, and each holder of an Option shall have the right to exercise such Option in full immediately prior to, and contingent upon, the effective date of such merger, consolidation or sale of assets.

(e) Except as herein provided, the issuance by the Company of Common Stock or any other shares of capital stock or securities convertible into shares of capital stock, for cash, property, labor done or other consideration, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

Section 4.12 Amendment of the Plan. The Board of Directors may, without further approval by the stockholders and without receiving further consideration from the participants, amend this Plan or condition or modify Options under this Plan, including increases to the number of shares which may be covered by Options under this Plan.

This is the Stock Option Plan adopted by the Company on March 30, 2007.

INTERNET AMERICA, INC.

By:	William E.(Billy) Ladin, Jr., Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS OF

Internet America, Inc.

December 19, 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

10030030000000000000 0 121907

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. **Election of Director**: The Board of Directors recommends a vote **FOR** the listed nominee.

NOMINEE:
Justin McClure

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. **Ratification of the Appointment of Pannell Kerr Forster of Texas, P.C.** The Board of Directors recommends a vote **FOR** the ratification of Pannell Kerr Forster of Texas, P.C. as the Company's independent registered public accounting firm effective June 21, 2007.	☐	☐	☐
3. **Ratification of the 2007 Stock Option Plan.** The Board of Directors recommends a vote **FOR** the ratification of the 2007 Stock Option Plan.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

INTERNET AMERICA, INC.

Proxy

Annual Meeting of Shareholders - December 19, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Stock of Internet America, Inc. ("Internet America") hereby appoints William E. Ladin, Jr. and Jennifer LeBlanc, or either of them, proxy of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of Internet America to be held at 4:00 p.m. on Wednesday, the 19th of December 2007, at the Hotel ZaZa located at 5701 Main Street, Houston, Texas, 77005, and at any adjournment or postponement thereof, the number of votes that the undersigned would be entitled to cast if personally present.

In his discretion, the above named proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the director nominee named on the reverse side, or if the nominee becomes unavailable, **FOR** another nominee or nominees to be selected by the Board of Directors, **FOR** ratification of the selection of auditors, and **FOR** the ratification of the 2007 Stock Option Plan.

Please mark, sign, date and return in the enclosed envelope, which requires no postage if mailed in the United States.

(Continued and to be signed on the reverse side)

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